The date of the above supplement is June 1, 2005.

E150-041 6/1/05

T. Rowe Price Institutional Income Funds, Inc.

T. Rowe Price Institutional Core Plus Fund

Supplement to prospectus dated November 30, 2004

Effective June 1, 2005, the fund`s board of directors authorized the fund to hold non-U.S. currencies directly without holding any non-U.S. bonds or other securities. Therefore, the prospectus has been revised as noted below.

On page 2 of the prospectus, the following sentence has been added as the last sentence to the first paragraph:

The fund may hold non-U.S. currencies without holding any non-U.S. bonds or other securities.

On page 3, the following sentence has been added as the last sentence of the "Foreign investing risk" paragraph:

Foreign currencies held directly by the fund could decline in value and lower the fund`s share price.

On page 28, the following paragraph and operating policy has been added under the "Managing Foreign Currency Risk" subheading:

The fund may also invest in non-U.S. currencies directly, through currency forwards, futures or options, without holding any non-U.S. bonds or other securities.

Operating policy  The fund`s investments in non-U.S. currencies when the fund does not own non-U.S. bonds or securities will not exceed 10% of net assets.